EXHIBIT 10(D) 506 SUBSCRIPTION AGREEMENT





TECHSCENCE INDUSTRIES, INC


         ACCREDITED INVESTOR SUBSCRIPTION AGREEMENT (the "Agreement") dated February 8, 1999 between Techscience Industries, Inc., a Delaware corporation with principal offices at 3 Rockaway Place, Parsippany, New Jersey 07054 (the "Company") and the person or persons executing this Agreement on the last page (the "Subscriber").

         1. DESCRIPTION OF THE OFFERING. This Agreement sets forth the terms under which the Subscriber will invest in the Company. This subscription is one of two subscriptions for $12,400 principal amount of 30 day convertible promissory notes bearing interest at

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9.6% per annum  (the "Notes").  The Notes,  a form of which are  annexed to this
Agreement as Exhibit "A" and hereby incorporated herein by reference, are convertible into an aggregate of 200,000 authorized but unissued shares of the Company's common stock, $.01 par value per share at $.062 per share (the "Shares"). The Shares will be "restricted securities" as that term is defined under Rule 144 under the Securities Act of 1933, as amended (the "Act") and ineligible for public sale for a period of 12 months from the date of issuance. In addition, each Subscriber hereby agrees and consents to an additional 18 month voluntary lock up of the Shares so that the Shares will be ineligible for public sale for a period of 30 months from the date of issuance. The Notes are being offered under and pursuant to Rule 506 of Regulation D (the "Rule") under the Act for a period of five business days from February 8, 1999. This offering is being conducted solely to "Accredited Investors" as that term is defined in Rule 501(a) of Regulation D under the Act for the purpose of securing the 'seed money' necessary to put the Company in the position to implement the Company's
proposed  business  combination  with  PetPlanet.com,   Inc.,  a  non-affiliated
California corporation ("PPI") wherein the Company will acquire all of the issued and outstanding shares of PPI's common stock, $.01 par value per share, solely in exchange for the issuance of an aggregate of 7,325,000 shares of the Company (the "Reorganization").

         2. TERMS OF THE OFFERING. The Company is offering the Notes on a strictly best efforts basis with no minimum principal amount of Notes that must be purchased. As provided in the escrow agreement annexed to this Agreement as Exhibit "B" and hereby incorporated herein by reference (the "Escrow Agreement"), the Shares issuable upon the Subscriber's conversion of the Notes shall be held in escrow by Lester Yudenfriend, Esq., securities counsel to the Company until the closing of the Reorganization. In the event the Reorganization does not close on or before April 1, 1999, and unless extended by the written agreement of the Company and PPI, the Company will: (i) repay the Subscriber the full amount of his investment in the Notes upon the Subscriber's tender of his original executed Note to the Company; and (ii) restore the Shares to authorized but unissued status. The Execution of this Agreement shall constitute an offer by the Subscriber to subscribe to the Shares in the amount and on the terms specified herein. The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer. If the Subscriber's offer is accepted, the Company will execute a copy of this Agreement and return it to Subscriber along with a duly executed Note. Upon execution of this Agreement, the Company will instruct its transfer agent to cause the original issuance of certificates representing the Shares and the delivery thereof to Lester Yudenfriend, Esq., the Escrowee under the Escrow Agreement.

         3. SUBSCRIPTION PAYMENT. Subscription to each Note requires a minimum total cash investment of $12,400. The Company has agreed, however, to accept subscriptions for $4,133.33 and $6,200 principal amount of Notes so long as the total number of Subscribers does not exceed five. The subscription price will be payable in cash in full on subscription.

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         4.  IMMEDIATE  USE OF  SUBSCRIPTIONS  BY THE  COMPANY.  The  Company is
conducting the offering on a strictly best efforts basis without a minimum. Accordingly, all funds forwarded directly to the Company by Subscribers upon the execution of this Agreement will immediately be deposited in an operating account maintained by the Company at First Union National Bank and thereafter utilized for the purpose of : (i) bringing the Company current in its periodic reporting obligations under the Securities Exchange Act of 1934 (the "34 Act");
(ii) settling outstanding obligations to creditors; (iii) reinstating its charter in the State of Delaware; (iv) paying legal and accounting fees; (v) registering the Company's common stock with Standard & Poors Corporate records; and (vi) defraying the costs of the Reorganization.

         5. THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants as follows:

                  (a) The Company will be, prior to the closing of the Reorganization, a corporation duly formed and in good standing under the laws of the State of Delaware with full power and authority to conduct its business as contemplated;

                  (b) The Company has the corporate power to execute, deliver and perform this Agreement, the Notes and the Escrow Agreement in the time and manner contemplated; and

                  (c) The Shares issuable to Subscribers upon their conversion of the Notes have been reserved for issuance and when issued, will be duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof.

         6.  SUBSCRIBER'S   REPRESENTATIONS,   WARRANTIES  AND  COVENANTS.   The
Subscriber hereby represents, warrants and covenants as follows:

                  (a) The Subscriber is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Act. This representation is based on the fact that the Subscriber is an accredited individual who, together with the Subscriber's spouse, have a net worth of at least $1,000,000 OR the Subscriber, individually, has had net income of not less than $200,000 during the last two years, and reasonably anticipates that the Subscriber will have an income of at least $200,000 during the present year and the next year;

                  (b) If the Subscriber is a corporation, it either has assets of $5,000,000 or is comprised of stockholders that are individually accredited and: (i) the person executing this Subscription Agreement does so with full right, power and authority to make this investment; (ii) that such entity was not formed for the specific purpose of making an investment in the Company; and
(iii) that all further representations and warranties made herein are true and correct with respect to such corporation;

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                  (c) The address set forth below is the  Subscriber's  true and correct residence, and the Subscriber has no present intention of becoming a resident of any state or jurisdiction;

                  (d) The  Subscriber  has  received  and read or  reviewed,  is familiar with and fully understands the due diligence material furnished by the Company, annexed to this Agreement and comprising, inter alia: (i) draft copies of the Company's Form 10-KSB Annual Reports, Form 8-K Current report and Form 10 SB; (ii) audited financial statements for the five fiscal years ended October 31, 1995; (iii) draft audited financial statements for the six fiscal years ended October 31, 1996; (iv) the Company's February 199 Letter of Intent with PPI; and (v) a copy of PPI's Business Plan including three year cash flow projections and assumptions. The Subscriber also fully understands this Agreement and the risks associated with this offering, and confirms that all documents, records and books pertaining to the Subscriber's investment in the Notes and requested by the Subscriber have been made available or delivered to the Subscriber by the Company;

                  (e) The  Subscriber  hereby   specifically   acknowledges  and
accepts that the Subscriber is fully aware of the following HIGH RISK FACTORS:

                           (i)    The Company is a "shell  corporation"  with no
operations since 1991;

                           (ii)   The  Company has been  disenfranchised  by the
State of Delaware for non-payment of franchise taxes. Although the Company is in the process of reinstating its charter and reinstatement will be retroactive, as of the date hereof the Company has not yet effectuated this reinstatement;

                           (iii)  The Shares will not be deemed duly and validly
issued until and unless the Company is reinstated in the State of Delaware and as a result the Subscriber's 144 holding period will not commence until such date;

                           (iv)   The  Company is  presently  delinquent  in its
reporting obligations under the 34 Act and has been so delinquent since 1991;

                           (v)    Unless the Company  becomes  current under the
34 Act, the Subscriber will not be able to take advantage of Rule 144 under the Act, as a means of selling the Shares;

                           (vi)   Even if the Company is  successful in becoming
current in its reporting obligations under the 34 Act, the Subscriber will be unable to take advantage of Rule 144 under the Act, as a means of selling the Shares until and unless the Subscriber has held the Shares for 30 months;

                           (vii)  There is currently no market for the Company's
common stock and there can be absolutely no assurance whatsoever that a market will ever develop. In addition, no market will develop until and unless the Company is successful in reinstating

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its  charter,   bringing  its  34  Act  reports  current  and  consummating  the
Reorganization with PPI, of which there can be absolutely no assurance whatsoever;

                           (viii) There can be no assurance  whatsoever that PPI
will be successful without the infusion of additional capital usually attendant upon an Internet company;

                           (ix)   Although the Company intends to consummate the
Reorganization with PPI as soon as practicable, the can be absolutely no assurance whatsoever as to the timing of the Reorganization. Accordingly, and until the Reorganization is consummated, the Subscriber will own shares in a "shell" with no operations, no material amount of assets and no prospect for recoupment of the Subscriber's investment until and unless the Reorganization or another similar transaction closes. In the event the Company is unsuccessful in consummating the Reorganization, the Subscribers' investment in the Notes may never be recouped;

                           (ix)   For all of the  reasons set forth  above,  the
Subscriber should be prepared to lose his entire investment in the Notes.

                  (f) The Subscriber has had an opportunity to ask questions of and receive answers from the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and confirms that all documents, records and books pertaining to the investment in the Notes and requested by the Subscriber has been made available or delivered to the Subscriber;

                  (g) In the  event  the  Subscriber  exercises  the  conversion privileges of the Notes, he will be acquiring the Shares solely for the Subscriber's own account, for investment and are not with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement;

                  (h) The funds tendered to the Company in payment of the Notes subscribed for hereby belong to the Subscriber, and no other individual or entity has any interest in such funds. Furthermore, and regardless of the nature of such funds (i.e., whether in cash, personal, cashiers, bank or certified check) the same represent legal income of the Subscriber;

                  (i) The Subscriber understands that the Shares issuable upon conversion of the Notes have not and will not be registered under the Act, and must be held for a minimum of 30 months prior to any public sale thereof;

                  (j) The Subscriber understands that the Company is under no obligation to register the Shares issuable upon conversion of the Notes under the Act or to comply with the requirements for any exemption which might otherwise be available, or to supply the Subscriber with any information necessary to enable the Subscriber to make routine sales

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of the Shares  issuable upon conversion of the Notes under Rule 144 or any other rule of the Rules and Regulations of the Securities and Exchange Commission adopted under the Act;


                  (k) The Subscriber's compliance with the terms and conditions of this Agreement will not conflict with any instrument or agreement pertaining to the Notes or the Shares or the transactions contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Subscriber is a party or the Notes or the Shares is the subject;

                  (l) The Subscriber will seek his own legal and tax advice concerning tax implications attendant upon the purchase of the Notes and understands and accepts that the Company is relying upon this representation insofar as disclosure of tax matters is concerned;

                  (m) The Subscriber hereby acknowledges and represents that the Subscriber is aware of the following:

                           (i)    The Notes are  speculative  investments  which
involve a high degree of risk; and

                           (iii)  The   closing   of   the   Reorganization   is
specifically conditioned upon the Company satisfying all of the conditions precedent set forth in the Letter of Intent with PPI. One of those conditions precedent is the successful consummation by the Company of a second private placement of 250,000 shares of its common stock at $4.00 per share under Rule
506. There can be absolutely no assurance whatsoever that this financing can or will be successfully consummated by the Company. The risk of failure of this financing will fall predominately on the purchaser of the Notes offered hereby.

         The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the subscription to the Company and shall survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate, the Subscriber shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

         7. RESPONSIBILITY. The Company or its officers and directors shall not be liable, responsible or accountable in damages or otherwise to Subscriber for any act or omission performed or omitted by them in good faith and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Agreement and in the best interests of the Company provided they were not guilty of gross negligence, willful or wanton misconduct, fraud, bad faith or any other breach of fiduciary duty with respect to such acts or omissions.

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         8. MISCELLANEOUS.

                  (a) This Agreement shall be deemed to have been made in and shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or residence of any party. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Agreement, the Company and the Subscriber hereby agree and consent to the jurisdiction and venue of the Superior Court of the State of New Jersey, Morris County and/or the United States District Court for the District of New Jersey; and further agree and consent that personal service or process in any such action or proceeding outside of the State of New Jersey and Morris County shall be tantamount to service in person within the State of New Jersey and Morris County and shall confer personal jurisdiction and venue upon either of the said courts.

                  (b) The Company and the Subscriber  hereby  covenant that this
Agreement  is  intended  to  and  does  contain  and  embody  herein  all of the understandings and Agreements, both written or oral, of the Company and the Subscriber with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

                  (c) The  headings  of  this   Agreement  are  for   convenient
reference only and they shall not limit or otherwise affect the interpretation or effect of any terms or provisions hereof.

                  (d) This Agreement shall not be changed or terminated orally except as set forth herein. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and assigns of the Company and the heirs, executors, administrators and assigns of the Subscriber.

                  (e) A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of either the Company or the Subscriber to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or of any other nature or kind.

         9. BLUE SKY STATEMENTS.

                  (a) FOR NEW YORK RESIDENTS ONLY. The Subscriber agrees that this Unit (or Notes) is being purchased for my own account for investment, and not for distribution or resale to others. The Subscriber represents that the Subscriber has adequate means of providing for the Subscriber's current needs and possible personal contingencies, and that the Subscriber has no need for liquidity of this investment.

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                  It  is  understood  that  all  documents,  records  and  books pertaining to this investment have been made available for inspection by the Subscriber and/or any representative thereof, and that the books and records of the Company will be available upon reasonable notice, for inspection by Subscriber during reasonable business hours at the Company's principal place of business. The Attorney General of the State of New York does not pass upon or endorse the merits of this or any private offering. Any representation to the contrary is unlawful.

                  (b) FOR NEW JERSEY RESIDENTS ONLY. The Subscriber hereby acknowledges to the New Jersey Bureau of Securities (the "Bureau") that the Subscriber intends to purchase the Notes in the Company on or before the Termination Date. The Subscriber further acknowledges that the Subscriber is aware that the Notes are not registered with the Bureau and that the Bureau has not passed upon or endorsed the merits of this offering.

                  The Subscriber warrants to the Bureau that the Subscriber shall not promote, offer for sale, sell or otherwise transfer the securities at any time unless they are registered with or expressly exempt from registration by the Bureau.

                  THE SUBSCRIBER HEREBY REPRESENTS, WARRANTS, AGREES AND ACKNOWLEDGES THAT THE SUBSCRIBER HAS RECEIVED, READ, UNDERSTOOD AND IS FAMILIAR WITH THE RISKS ASSOCIATED WITH THE SUBSCRIBER'S INVESTMENT IN THE COMPANY AS SET FORTH IN THIS AGREEMENT AND THE OFFERING PURSUANT TO WHICH THIS SUBSCRIPTION IS BEING MADE. THE SUBSCRIBER FURTHER ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE TO THE SUBSCRIBER, OR TO THE SUBSCRIBER'S ADVISORS, BY THE COMPANY, OR BY ANY PERSON ACTING ON BEHALF OF THE COMPANY, WITH RESPECT TO THE NOTES, THE PROPOSED BUSINESS OF THE COMPANY, THE DEDUCTIBILITY OF ANY ITEM FOR TAX PURPOSES, AND/OR THE ECONOMIC, TAX, OR ANY OTHER ASPECTS OR CONSEQUENCES OF A PURCHASE OF THE NOTES, AND THAT THE SUBSCRIBER HAS NOT RELIED UPON ANY INFORMATION CONCERNING THE OFFERING, WRITTEN OR ORAL, OTHER THAN THAT CONTAINED IN THIS AGREEMENT.

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         10. APPLICATION FOR INDIVIDUAL SUBSCRIBERS. Subscriber hereby offers to purchase and subscribe to ________ principal amount of Notes and encloses payment of $________________.


                                        SIGNATURE PAGE

                                        For Individuals


                                        ----------------------------------------
                                        Signature of Individual Subscriber


                                        ----------------------------------------
                                        Name of Individual Subscriber


                                        ----------------------------------------
                                        Street Address - Residence


                                        ----------------------------------------
                                        City, State and Zip Code


                                        Social Security Number:


                                        ----------------------------------------


                                        AGREED TO AND ACCEPTED:
                                        As of February 8, 1999

                                        TECHSCIENCE INDUSTRIES, INC.


                                        BY: /s/ JAMES T. WOHL
                                           -------------------------------------
                                            James T. Woll, President


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                  10. APPLICATION FOR CORPORATE  SUBSCRIBERS.  Subscriber hereby offers to purchase and subscribe to ________ principal amount of Notes and encloses payment of $________________.


                                        SIGNATURE PAGE

                                        For Corporations


                                        ----------------------------------------
                                        Name of Corporation


                                        BY:
                                        ----------------------------------------
                                        Signature of Executive Officer



                                        ----------------------------------------
                                        Name and Title of Authorized
                                        Signatory (please print)


                                        ----------------------------------------
                                        Business Address


                                        ----------------------------------------
                                        City, State and Zip Code

                                        Tax Identification Number:


                                        ----------------------------------------


                                        AGREED TO AND ACCEPTED:
                                        As of February 8, 1999

                                        TECHSCIENCE INDUSTRIES, INC.


                                        BY: /s/ James T. Woll
                                           -------------------------------------
                                            James T. Woll,
                                            President



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                                                                     EXHIBIT "A"

                        9.6% CONVERTIBLE PROMISSORY NOTE

February 8, 1999                                                        $6,200

         FOR VALUE RECEIVED, Techscience Industries, Inc., a Delaware corporation with principal offices at 3 Rockaway Place, Parsippany, New Jersey 07054 (hereinafter referred to as the "Maker") promises to pay to the order of the individual, firm or entity indicated on the last page of this Note (hereinafter referred to as the "Holder") in lawful money of the United States of America, the principal sum of Six Thousand Two Hundred and 00/100 ($6,200) Dollars with interest at a rate of nine and six tents (9.6%) percent per annum.

         1. PAYMENTS.

                  (a) INTEREST. Unless sooner converted as hereinafter enumerated, an interest payment of Fifty and 00/100 ($50) Dollars shall be payable on the 30th business day following the date of this Note (the "Due Date"). In the event that the required interest payment shall not be paid when due, and shall remain unpaid for a period of five business (5) days or more, then a late charge of two (2%) percent shall be due and owing for each month or any portion thereof that such payment shall remain unpaid.

                  (b) PRINCIPAL. Unless sooner converted as hereinafter enumerated, payment of the full principal amount due under this Note shall be made on the Due Date. In the event that the principal shall not be paid on the Due Date, and shall remain unpaid for a period of five business (5) days or more, then a late charge of two (2%) percent shall be due and owing for each month or any portion thereof that such payment shall remain unpaid.

         2. CONVERSION.

         At any time and from time to time prior to the Due Date but not thereafter, the Holder shall have the right to convert the entire unpaid principal balance and all unpaid interest but not less into theretofore authorized but unissued, fully paid and non-assessable but unregistered (i.e. restricted) shares of the Maker's Common stock, $.01 par value per share ( hereinafter referred to as the "Shares").

                  (a) CONVERSION PRICE. The price the Maker utilized in determining how many Shares the Note Holder is to receive is $.0625 per Share which price, although arbitrarily determined, is nonetheless hereby acknowledged and accepted by the Maker and Holder as fair and equitable for a seed money investment in shares of an inactive, disenfranchised shell corporation that are restricted for 30 months. Accordingly, this Note shall be convertible into an aggregate of 100,000 Shares.

                  (b) MANNER OF CONVERSION. On the Holder's presentation to the Maker of a duly executed Notice of Conversion in the form annexed to this Note together with the

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original  executed copy of this Note,  the Holder shall be entitled,  subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for fully paid and non-assessable Shares, on the basis enumerated herein. This Note shall be deemed to have been converted and the person converting the same to have become the holder of record of Shares, for the purpose of receiving dividends and for all other purposes whatsoever as of the date when the Notice of Conversion and this Note are surrendered to the Maker as aforesaid.

                  (c) NO FRACTIONAL SHARES. No fractional Shares shall be issuable upon any conversion, it being intended and agreed that the number of Shares to be received by a Holder upon conversion of this Note be rounded out to the nearest whole share.

                  (d) RESERVATION OF SHARES. So long as any portion of the principal amount of this Note shall remain unpaid, the Maker shall reserve and keep available out of its authorized and unissued common share capitalization, solely for the purpose of effecting the conversion of this Note, such number of Shares as shall from time to time be sufficient to effect the conversion of the unpaid principal balance and accrued interest of this Note. The Maker shall from time to time increase its authorized common share capitalization and take such other action as may be necessary to permit the issuance from time to time of the Shares as fully paid and non-assessable securities upon the conversion of this Note.

                  (e) PAYMENT OF TAXES. The Maker shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of the Shares upon the conversion of this Note as herein provided. However, the Maker shall not be required in any event, to pay any transfer or other taxes by reason of the issuance of such Shares in names other than that of the Holder and no such conversion or issuance of Shares shall be made unless and until the person requesting such issuance has paid to the Holder the amount of any such tax, or has established to the satisfaction of the Maker, and its transfer agent, if any, that no such tax is payable or has been paid.

                  (f) DIVIDENDS. Upon any conversion of this Note, as herein provided, no adjustment or allowance shall be made for accumulated dividends on the Shares. All rights of the Holder to receive dividends, if any, shall commence as of the date of conversion of this Note. Any dividends issuable on the Shares shall be paid to the Escrowee (as that term is defined in an Escrow Agreement to which the Maker and the Holder are a party and which is attached as an exhibit to the Accredited Investor Subscription Agreement to which this Note is attached as an exhibit).

                  (g) INVESTMENT REPRESENTATIONS. The Holder has been advised, and by the acceptance of this Note, agrees and acknowledges that none of the Shares issuable upon conversion of this Note shall have been registered under the Securities Act of 1933, as amended (the "Act") or under any state securities law; and that in including the conversion option in this Note, the Maker is relying upon an exemption from registration based upon the Holder's investment representations. In this regard, the Holder hereby represents and warrants to the Maker that: (i) in the event the Holder avails him, her or itself of the conversion feature of this Note, the Holder will acquire the Shares for investment purposes and without a view to the transfer or resale thereof;

(ii) in the event the Holder avails him, her or itself of the conversion feature of this Note, the Holder will hold the Shares for 30 months; (iii) any sale of the Shares will be accomplished only in accordance with the Act and the rules and regulations of the Securities and Exchange Act adopted thereunder; and (iv) the Holder hereby consents to the issuance by the Maker of a 30 month stop transfer order against any and all certificates representing the Shares on the books and records of the Maker and its transfer agent; and consents to the Maker placing a 30 month investment legend on any and all certificates representing the Shares.

                  (h)  ADJUSTMENT  OF  CONVERSION   RATE.  The  conversion  rate
provided herein shall be subject to adjustment from time to time only in the event that prior to the Holder's conversion of this Note any of the following events (other than in connection with the consummation of the Maker's proposed business combination with PetPlanet.com, Inc, and the four for twenty-five reverse split contemplated thereby) occurs: (i) a reorganization, recapitalization or stock split the outstanding Shares of Common stock of the Maker are increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or securities of the Maker, or of another corporation, or changed into or exchanged for cash; (ii) if all or substantially all of the Maker's properties and assets are distributed to the holders of the Maker's Common stock; or (iii) if there is a distribution upon the Shares by way of a spin-off of any shares of capital stock or other securities of any subsidiary or other corporation or entity. Then, upon any conversion hereof after the record date for determination of the holders of the Shares entitled to participate in any such event, the Holder hereof shall be entitled to receive such kind and number of shares of stock or securities or other property or cash as such Holder would have been entitled to receive had such Holder owned the Shares issuable upon conversion at the time of that record date. If the event involves another corporation or another entity, then the Maker shall, as part of the transaction, make adequate provision for the Holder hereof thereafter to receive the securities, property or cash to which such Holder is entitled under this Section 2.

                  (i) RESTRICTIONS ON RESALE. The Shares received upon conversion of the Note, shall be ineligible for public sale for a period of 30 months from the date of conversion. In addition, the Shares are subject to the terms and conditions set forth in an Escrow Agreement to which the Maker and the Holder are a party and which is attached as an exhibit to the Accredited Investor Subscription Agreement to which this Note is attached as an exhibit.

         3. EVENTS OF DEFAULT. The Maker shall be in default hereunder if: (a) The Maker shall fail to pay interest on this Note when due and the failure shall continue for a period of 30 days after notice of such default has been received from the Holder; or; (b) default in the performance of any obligation to the Holder hereof.

         4. WAIVER OF PRESENTMENT, ETC. The Maker of this Note hereby waives presentment for payment, demand, notice of non-payment and dishonor, protest and notice of protest; and waives trial by jury in any action or proceeding arising on, out of, under or by reason of this Note.

         The rights and remedies of the Holder hereof under this Note shall be deemed cumulative, and the exercise of any right or remedy shall not be regarded as barring any other remedy or remedies. The institution of any action to recovery any portion of the indebtedness evidenced by this Note shall not be deemed a waiver of any other right of the Holder hereof.

         5. STATUS OF REGISTERED HOLDER. The Maker may treat the registered holder of this Note as the absolute owner of this Note for the purpose of making payments of interest and for all other purposes and shall not be affected by any notice to the contrary.

         6. RESTRICTIVE LEGEND. The Holder agrees that a legend reading substantially as follows may be placed on any and every certificate representing all or any portion of the Shares:

             "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. These shares have been acquired for investment and not for distribution or resale for 30 months. They may not be publicly sold mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, as amended or an opinion of counsel satisfactory to the Company that registration is not required under such Act."

         7. NOTICES. Any notice required or contemplated by this Note shall be deemed sufficiently given if sent by registered or certified mail or via overnight courier to the Maker at its principal office or to the Holder at the Holder's address shown on the books of the Maker or at such other address as the Holder may delegate in a notice for that purpose and shall be deemed to have been sent on the date of mailing or the airbill.

         8. HEADINGS. The headings in this Note are solely for convenience of reference and shall not affect its interpretation.

         9.  ASSIGNMENTS.  This  Note is  binding  upon and  shall  inure to the benefit of the parties hereto and their respective heirs, executors, administrators, representatives and/or successors and assigns. Notwithstanding the foregoing, neither the Maker nor the Holder shall assign or transfer any rights or obligations hereunder, except that the Maker may assign or transfer this Note to a successor corporation in the event of a merger, consolidation or transfer or sale of all or substantially all of the assets of the Maker, provided that no such further assignment shall relieve the Maker from liability for the obligations assumed by it hereunder.

         10. LAWS OF THE STATE OF NEW JERSEY. This Note shall be deemed to be made, executed and delivered in, governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or residence of any Holder. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Agreement, the Maker and the Holder hereby agree and consent to the jurisdiction and venue of the Superior Court of the State of New Jersey, Morris County and/or the United States District Court for the District of New Jersey; and further agree and consent that personal service or process in any such action or proceeding outside of the State of New Jersey and Morris County shall be tantamount to service in person within the State of New Jersey and Morris County and shall confer personal jurisdiction and venue upon either of the said courts.

         11. ENTIRE  DOCUMENT.  Each of the parties  hereby  covenants that this
Note is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the parties hereto with respect to the subject matter of this Note, and that there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of the Note shall be in any way invalidated, impaired or affected. There are no provisions affecting or interpreting this Note other than those set forth herein.

         The acceptance of any installments or payments by the Holder hereof after the due date herein, or the waiver of any other or subsequent breach or default may prevent the Holder hereof from immediately pursuing any or all of his remedies.


                                        Techscience Industries, Inc.


                                        BY: /s/ JAMES T. WOLL
                                           -------------------------------------
                                                James T. Woll, President

ACCEPTED:

----------------------------------------
(Print) Name of Holder


----------------------------------------
(Print) Town, State and Zip Code


----------------------------------------
(Print) Street Address of Holder


----------------------------------------
Signature of Holder

----------------------------------------
Title of Corporate or Partnership Signer


----------------------------------------
Holder's Social Security Number


----------------------------------------
Holder's Taxpayer ID Number

                              NOTICE OF CONVERSION

                (To be signed only upon conversion of the Note.)


To Techscience Industries, Inc. (the "Company"):

         The undersigned, the holder of this Note, hereby irrevocably elects to exercise the conversion rights represented by this Note for, and to acquire thereunder, pursuant to and in accordance with the terms of this Note, an aggregate of ___________ shares of Common stock, $.001 par value per share (the "Shares") of the Company at a conversion price of $.0625 per Share, and requests that one certificate for such Shares be issued in the name of and be delivered to the undersigned at the address appearing on the signature page of the Accredited Investor Subscription Agreement dated February 8, 1999 between the undersigned and the Company. This form shall represent the undersigned's conversion of the entire unpaid amount of principal and accrued interest due to the undersigned under the Note.


Dated:_____________________________          ___________________________________
                                             (Signature must conform in all
                                             respects to name of holder as
                                             specified on the face of the
                                             Note)

AGREED TO AND ACCEPTED:

Techscience Industries, Inc.



         BY:/s/ GARY W. GILL
            -----------------------------
            Gary W. Gill, Treasurer

                                   EXHIBIT "B"

                  ESCROW AGREEMENT (the "Agreement") made this 8th day of February 1999 among Techscience Industries, Inc., a Delaware corporation with principal offices at 3 Rockaway Place, Parsippany, New Jersey 07054 (hereinafter referred to as the "Company"), the individual, firm or entity indicated on the last page of this Agreement (the "Investor") and Lester Yudenfriend, Esq., with office at 1133 Broadway, Suite 321, New York, New York 10010 (the "Escrowee"). The Company, the Investor and the Escrowee are sometimes collectively referred to as the "Parties".

                              W I T N E S S E T H :

                  WHEREAS, the Company and the Investor are party to an Accredited Investor Subscription Agreement (the "Subscription Agreement") and Convertible Promissory Note (the "Note") each dated February 8, 1999 (hereinafter collectively referred to as the "Agreements"), true copies of which are attached hereto and incorporated herein by reference; and

                  WHEREAS, the Agreements provide for an aggregate of 400,000 shares of the Company's Common Stock, $.01 par value per share (the "Shares"), to be delivered into escrow in the event the Investor exercises the conversion privileges of the Note; and

                  WHEREAS, Paragraph 2 of the Subscription Agreement set forth the condition precedent to the obligation of the Company to deliver the Shares to the Investor; and

                  WHEREAS, the capitalized terms in this Agreement shall have the meaning ascribed thereto in the Agreements; and

                  WHEREAS, the Parties desire to set forth the terms and conditions governing the delivery of the Shares to the Investor.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the Parties hereby incorporate the foregoing recitals into this Agreement and agree as follows:

                           1. CREATION OF ESCROW.  By virtue of the execution of
this Agreement and the delivery of a certificate or certificates representing the Shares to the Escrowee, the Company and the Investor hereby create the escrow made the subject of this Agreement and hereby authorize the Escrowee to deliver the Shares as hereinafter provided.

                           2. TERMS OF ESCROW. The following terms shall apply:

                                   (a).  DUTIES OF THE  ESCROWEE  UNDER THE NOTE
AND SUBSCRIPTION AGREEMENT. The Parties hereby agree that the Escrowee shall accept delivery of and hold the Shares until either April 1, 1999 (the"Expiration Date") or the closing date of the Reorganization, whichever sooner occurs. In the event the Reorganization shall not have closed on or before 5:00pm Eastern Standard Time on the Expiration Date, and unless extended by the written agreement of the Company and PPI, the Escrowee shall return the Shares to the Company and furnish the Investor with written notice if such return. Thereafter this Agreement shall automatically terminate and the Escrowee shall be discharged without further action on behalf of any Party and without further notice to the Company or the Investor. In the event the Reorganization shall have closed on or before 5:00pm Eastern Standard Time on the Expiration Date, the Escrowee shall deliver the Shares and any and all dividends paid or accrued thereon to the Investor and furnish the Company with written notice if such return. Thereafter this

Agreement shall automatically terminate and the Escrowee shall be discharged without further action on behalf of any Party and without further notice to the Company or the Investor.

                                   (b).  CONDITION  PRECEDENT TO THE  ESCROWEE'S
OBLIGATION TO DELIVER THE SHARES TO THE INVESTOR. Notwithstanding the closing of the Reorganization on or before the Expiration Date, the Escrowee shall have no duty or obligation to deliver the Shares to the Investor until and unless the Investor shall have first exercised the conversion privileges of the Note and furnished the Escrowee with acceptable written notice to such effect. For the purposes of this Agreement, the only acceptable evidence of due conversion of the Note into Shares shall be a Notice of Conversion in the form annexed to the Note duly executed by the Investor and accepted thereon by the Company.

                                   (c)   COMPENSATION.    The   Escrowee   shall
receive a flat fee and the reimbursement for disbursements in connection with his time and expense incurred in fulfilling his obligation pursuant to this Agreement in an amount to be agreed upon between the Escrowee and the Company. The Company agrees to pay the agreed upon fee and disbursements to the Escrowee.

                                   (d)   NOTICE OF  DEFAULT OR  DISPUTE.  If the
Escrowee shall received written notice that a dispute has occurred between the Parties, the Escrowee may, at his sole discretion, notify the Parties and cease his activities as Escrowee and deposit the Shares being held pursuant to this Agreement with the American Arbitration Association, with offices at 140 West 51st Street, New York, New York 10020 in New York City. Upon such deposit or the delivery of the Shares pursuant to this Paragraph 2(d), the Escrowee shall automatically be relieved and fully discharged of all further obligations and responsibilities hereunder. The Parties acknowledge that the Escrowee is acting solely in his capacity as Escrowee at their request and for their convenience, that the Escrowee shall not be deemed to be the agent of either of the Parties nor shall he be liable for any act or omission on his part unless taken or suffered in bad faith, in willful disregard of this Agreement or involving gross negligence. The Company and the Investor hereby agree to jointly and severally indemnify and hold the Escrowee harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of the Escrowee' duties hereunder, except with respect to actions or omissions taken or suffered by the Escrowee in bad faith, in willful disregard of this Agreement or involving gross negligence on the part of the Escrowee. The Parties hereby further agree that the arbitration provisions of the Agreement shall supersede and control the jurisdiction and venue provisions of the Agreements;

                                   (e)   RELIANCE.   The   Escrowee   shall   be
protected in acting upon any written notice, request, consent, certificate, receipt, authorization or other paper or document which the Escrowee believes to be genuine and what it purports to be;

                                   (f)   COUNSEL.  The  Escrowee may confer with
legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof, or his duties hereunder, and he shall incur no liability and he shall be fully protected in acting in accordance with the opinions and instructions of such counsel. Any and all expenses and legal fees in this regard are payable from the Shares unless paid by the Parties.

                                   (g)   REMEDIES OF  ESCROWEE.  The Escrowee is
hereby authorized in the event of any doubt as to the course of action he should take under this Agreement, to petition the American Arbitration Association in New York City only, for instructions or to interplead the Shares. The Parties agree to the jurisdiction of the American Arbitration Association over their persons as well as the Shares held by the Escrowee, waive personal service of process, and agree that service of process by certified mail, return receipt requested, to the address set forth herein shall constitute adequate notice of service hereunder and shall confer personal jurisdiction on the American Arbitration Association in New York City. The Parties hereby agree to indemnify and hold the Escrowee harmless from any liability or losses occasioned thereby and to pay any and all of his cost, expense and attorneys' fees incurred in any such action and agree that on such petition or interpleader action that the Escrowee or his employees will be relieved of further liability. The Escrowee is hereby given a lien upon, and security interest in the Shares deposited pursuant to this Agreement to secure the Escrowee's rights to payment or reimbursement.

                                   (h)   RESIGNATION.  The  Escrowee  may resign
for any reason, upon thirty (30) days written notice to the Parties to the Escrow Agreement. Upon the expiration of such thirty (30) day period, the Escrowee may deliver the Shares in his possession under this Escrow Agreement to any successor Escrowee appointed by the other Parties hereto, or if no successor Escrowee has been appointed, to the American Arbitration Association in New York City. Upon either such delivery, the Escrowee shall automatically be released from any and all liability under this Agreement. Termination under this Paragraph shall in no way change the terms of this Agreement concerning reimbursement of expenses, indemnity and fees of the Escrowee.

                  3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor and the Escrowee that all of the representations, warranties and covenants contained in the Agreements are true and correct and the same are hereby incorporated herein by this reference.

                  4. REPRESENTATIONS, WARRANTS AND COVENANTS OF THE INVESTOR. The Investor hereby represents and warrants to the Company and the Escrowee that all of the representations, warranties and covenants contained in the Agreements are true and correct and the same are hereby incorporated herein by this reference.

                  5. EXPENSES. The Investor hereby agrees to pay and be solely responsible for the Investor's own legal fees incurred by the Investor in connection with the transaction contemplated in this Agreement.

                  6. DIVIDENDS. So long as the Shares remain in escrow, all dividends upon the Shares shall belong to the Company. However, the Escrowee shall hold any and all dividends in escrow for disbursement in accordance with the terms of Paragraph 2. of this Agreement.

                  7. VOTING. So long as the Shares remain in escrow, the Company shall vote the Shares.

                  8. ASSIGNMENTS AND SUCCESSORS. This Agreement shall not be assigned by the Company or the Investor without the prior written consent of the other. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the heirs, executors, administrators, successors and assigns of the Parties hereto.

                  9. ADDITIONAL INSTRUMENTS. Each of the Parties shall from time to time, at the request of the others, execute, acknowledge and deliver to the other any and all further instruments that may be reasonably required to give full effect and force to the provisions of this Agreement.

                  10. ENTIRE AGREEMENT. Each of the Parties hereby covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the parties hereby with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

                  11. LAWS OF THE STATE OF NEW JERSEY. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or residence of the Parties.

                  12. ORIGINALS. This Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement.

                  13. ADDRESS OF PARTIES. Each Party shall at all times keep informed of its principal place of residence or business if different from that stated herein, and shall promptly notify the other of any change, giving the address of the new principal place of business or residence.

                  14. NOTICES. All notices that are required to be or may be sent pursuant to the provision of this Agreement shall be sent by certified mail, return receipt requested, or via overnight courier, to each of the Parties at the address appearing herein, and shall count from the date of mailing or the airbill.

                  15. MODIFICATION AND WAIVER. A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of any Party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature or kind.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

Techscience Industries, Inc.


BY: /s/ GARY W. GILL
--------------------------------------------
   Gary W. Gill, Treasurer


--------------------------------------------
 Lester Yudenfriend, Esq.,  As Escrowee Only


FOR INDIVIDUAL INVESTORS:


--------------------------------------------
Signature


--------------------------------------------
Print name


--------------------------------------------
Print Street Address


--------------------------------------------
Print City, State and Zip Code


FOR CORPORATE INVESTORS:


--------------------------------------------
Name of Corporation


BY:_________________________________________
   Signature of Executive Officer or Manager


--------------------------------------------
Print Name and Title of Authorized Signatory


--------------------------------------------
Print Business Address


--------------------------------------------
Print City, State and Zip Code

ESCROW AGREEMENT (the "Agreement") made this 8th day of February 1999 among Techscience Industries, Inc., a Delaware corporation with principal offices at 3 Rockaway Place, Parsippany, New Jersey 07054 (hereinafter referred to as the "Company"), the individual, firm or entity indicated on the last page of this Agreement (the "Investor") and Lester Yudenfriend, Esq., with office at 1133 Broadway, Suite 321, New York, New York 10010 (the "Escrowee"). The Company, the Investor and the Escrowee are sometimes collectively referred to as the "Parties".

                              W I T N E S S E T H :

                  WHEREAS, the Company and the Investor are party to an Accredited Investor Subscription Agreement (the "Subscription Agreement") and Convertible Promissory Note (the "Note") each dated February 8, 1999 (hereinafter collectively referred to as the "Agreements"), true copies of which are attached hereto and incorporated herein by reference; and

                  WHEREAS, the Agreements provide for an aggregate of 400,000 shares of the Company's Common Stock, $.01 par value per share (the "Shares"), to be delivered into escrow in the event the Investor exercises the conversion privileges of the Note; and

                  WHEREAS, Paragraph 2 of the Subscription Agreement set forth the condition precedent to the obligation of the Company to deliver the Shares to the Investor; and

                  WHEREAS, the capitalized terms in this Agreement shall have the meaning ascribed thereto in the Agreements; and

                  WHEREAS, the Parties desire to set forth the terms and conditions governing the delivery of the Shares to the Investor.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the Parties hereby incorporate the foregoing recitals into this Agreement and agree as follows:

                  1. CREATION OF ESCROW. By virtue of the execution of this Agreement and the delivery of a certificate or certificates representing the Shares to the Escrowee, the Company and the Investor hereby create the escrow made the subject of this Agreement and hereby authorize the Escrowee to deliver the Shares as hereinafter provided.

                  2.  TERMS OF ESCROW. The following terms shall apply:

                           (a)  DUTIES  OF  THE  ESCROWEE  UNDER  THE  NOTE  AND
SUBSCRIPTION AGREEMENT. The Parties hereby agree that the Escrowee shall accept delivery of and hold the Shares until either April 1, 1999 (the"Expiration Date") or the closing date of the Reorganization, whichever sooner occurs. In the event the Reorganization shall not have closed on or before 5:00pm Eastern Standard Time on the Expiration Date, and unless extended by the written agreement of the Company and PPI, the Escrowee shall return the Shares to the Company and furnish the Investor with written notice if such return. Thereafter this Agreement shall automatically terminate and the Escrowee shall be discharged without further action on behalf of any Party and without further notice to the Company or the Investor. In the event the Reorganization shall have closed on or before 5:00pm Eastern Standard Time on the Expiration Date, the Escrowee shall deliver the Shares and any and all dividends paid or accrued thereon to the Investor and furnish the Company with written notice if such return. Thereafter this Agreement shall automatically terminate and the Escrowee shall be discharged without further action on behalf of any Party and without further notice to the Company or the Investor.

                           (b)  CONDITION PRECEDENT TO THE ESCROWEE'S OBLIGATION
TO DELIVER THE SHARES TO THE INVESTOR. Notwithstanding the closing of the Reorganization on or before the Expiration Date, the Escrowee shall have no duty or obligation to deliver the Shares to the Investor until and unless the Investor shall have first exercised the conversion privileges of the Note and furnished the Escrowee with acceptable written notice to such effect. For the purposes of this Agreement, the only acceptable evidence of due conversion of the Note into Shares shall be a Notice of Conversion in the form annexed to the Note duly executed by the Investor and accepted thereon by the Company.

                           (c)  COMPENSATION.  The Escrowee shall receive a flat
fee and the reimbursement for disbursements in connection with his time and expense incurred in fulfilling his obligation pursuant to this Agreement in an amount to be agreed upon between the Escrowee and the Company. The Company agrees to pay the agreed upon fee and disbursements to the Escrowee.

                           (d)  NOTICE OF DEFAULT OR  DISPUTE.  If the  Escrowee
shall received written notice that a dispute has occurred between the Parties, the Escrowee may, at his sole discretion, notify the Parties and cease his activities as Escrowee and deposit the Shares being held pursuant to this Agreement with the American Arbitration Association, with offices at 140 West 51st Street, New York, New York 10020 in New York City. Upon such deposit or the delivery of the Shares pursuant to this Paragraph 2(d), the Escrowee shall automatically be relieved and fully discharged of all further obligations and responsibilities hereunder. The Parties acknowledge that the Escrowee is acting solely in his capacity as Escrowee at their request and for their convenience, that the Escrowee shall not be deemed to be the agent of either of the Parties nor shall he be liable for any act or omission on his part unless taken or suffered in bad faith, in willful disregard of this Agreement or involving gross negligence. The Company and the Investor hereby agree to jointly and severally indemnify and hold the Escrowee harmless from and against all costs, claims and expenses, including reasonable attorney's fees, incurred in connection with the performance of the Escrowee' duties hereunder, except with respect to actions or omissions taken or suffered by the Escrowee in bad faith, in willful disregard of this Agreement or involving gross negligence on the part of the Escrowee. The Parties hereby further agree that the arbitration provisions of the Agreement shall supersede and control the jurisdiction and venue provisions of the Agreements;

                           (e)  RELIANCE.  The  Escrowee  shall be  protected in
acting upon any written notice, request, consent, certificate, receipt, authorization or other paper or document which the Escrowee believes to be genuine and what it purports to be;

                           (f)  COUNSEL.  The  Escrowee  may  confer  with legal
counsel in the event of any dispute or question as to the construction of any of the provisions hereof, or his duties hereunder, and he shall incur no liability and he shall be fully protected in acting in accordance with the opinions and instructions of such counsel. Any and all expenses and legal fees in this regard are payable from the Shares unless paid by the Parties.

                           (g)  REMEDIES  OF  ESCROWEE.  The  Escrowee is hereby
authorized in the event of any doubt as to the course of action he should take under this Agreement, to petition the American Arbitration Association in New York City only, for instructions or to interplead the Shares. The Parties agree to the jurisdiction of the American Arbitration Association over their persons as well as the Shares held by the Escrowee, waive personal service of process, and agree that service of process by certified mail, return receipt requested, to the address set forth herein shall constitute adequate notice of service hereunder and shall confer personal jurisdiction on the American Arbitration Association in New York City. The Parties hereby agree to indemnify and hold the Escrowee harmless from any liability or losses occasioned thereby and to pay any and all of his cost, expense and attorneys' fees incurred in any such action and agree that on such petition or interpleader action that the Escrowee or his employees will be relieved of further liability. The Escrowee is hereby given a lien upon, and security interest in the Shares deposited pursuant to this Agreement to secure the Escrowee's rights to payment or reimbursement.

                           (h)  RESIGNATION.  The  Escrowee  may  resign for any
reason, upon thirty (30) days written notice to the Parties to the Escrow Agreement. Upon the expiration of such thirty (30) day period, the Escrowee may deliver the Shares in his possession under this Escrow Agreement to any successor Escrowee appointed by the other Parties hereto, or if no successor Escrowee has been appointed, to the American Arbitration Association in New York City. Upon either such delivery, the Escrowee shall automatically be released from any and all liability under this Agreement. Termination under this Paragraph shall in no way change the terms of this Agreement concerning reimbursement of expenses, indemnity and fees of the Escrowee.

                  3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor and the Escrowee that all of the representations, warranties and covenants contained in the Agreements are true and correct and the same are hereby incorporated herein by this reference.

                  4. REPRESENTATIONS, WARRANTS AND COVENANTS OF THE INVESTOR. The Investor hereby represents and warrants to the Company and the Escrowee that all of the representations, warranties and covenants contained in the Agreements are true and correct and the same are hereby incorporated herein by this reference.

                  5. EXPENSES. The Investor hereby agrees to pay and be solely responsible for the Investor's own legal fees incurred by the Investor in connection with the transaction contemplated in this Agreement.

                  6. DIVIDENDS. So long as the Shares remain in escrow, all dividends upon the Shares shall belong to the Company. However, the Escrowee shall hold any and all dividends in escrow for disbursement in accordance with the terms of Paragraph 2. of this Agreement.

                  7. VOTING. So long as the Shares remain in escrow, the Company shall vote the Shares.

                  8. ASSIGNMENTS AND SUCCESSORS. This Agreement shall not be assigned by the Company or the Investor without the prior written consent of the other. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the heirs, executors, administrators, successors and assigns of the Parties hereto.

                  9. ADDITIONAL INSTRUMENTS. Each of the Parties shall from time to time, at the request of the others, execute, acknowledge and deliver to the other any and all further instruments that may be reasonably required to give full effect and force to the provisions of this Agreement.

                  10. ENTIRE AGREEMENT. Each of the Parties hereby covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the parties hereby with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

                  11. LAWS OF THE STATE OF NEW JERSEY. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or residence of the Parties.

                  12. ORIGINALS. This Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement.

                  13. ADDRESS OF PARTIES. Each Party shall at all times keep informed of its principal place of residence or business if different from that stated herein, and shall promptly notify the other of any change, giving the address of the new principal place of business or residence.

                  14. NOTICES. All notices that are required to be or may be sent pursuant to the provision of this Agreement shall be sent by certified mail, return receipt requested, or via overnight courier, to each of the Parties at the address appearing herein, and shall count from the date of mailing or the airbill.

                  15. MODIFICATION AND WAIVER. A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of any Party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature or kind.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

Techscience Industries, Inc.

BY: /s/ JAMES T. WOLL
-------------------------------------------
   James T. Woll, President


-------------------------------------------
Lester Yudenfriend, Esq.,  As Escrowee Only


FOR INDIVIDUAL INVESTORS:


-------------------------------------------


-------------------------------------------


-------------------------------------------

      EXHIBIT 10(e) ACCREDITED INVESTOR BRIDGE LOAN SUBSCRIPTION AGREEMENT

                          TECHSCIENCE INDUSTRIES, INC.

         ACCREDITED INVESTOR BRIDGE LOAN SUBSCRIPTION AGREEMENT (the "Agreement") dated February 19, 1999 between Techscience Industries, Inc., a Delaware corporation with principal offices at 3 Rockaway Place, Parsippany, New Jersey 07054 (the "Company") and the person or persons executing this Agreement on the last page (the "Subscriber").

         1. DESCRIPTION OF THE OFFERING. This Agreement sets forth the terms under which the Subscriber will invest in the Company. This subscription is for six units comprised of $25,000 principal amount of a 10% promissory note in the from annexed hereto as Exhibit 8 (the "Note") and 16,666 shares of the Company's Common Stock, $.01 par value per share. The Notes are due and payable on the closing date of the Reorganization with PPI, currently scheduled for April 1, 1999 but subject to extension by mutual consent of the Company and PPI (the "Closing"). The full principal amount of the Note and all accrued interest will be repaid at the Closing. The shares, which are being included in the Units In consideration for the risk assumed by each Subscriber, will be issued to the Subscribers at the Closing. The shares will be "restricted securities" as that term is defined under Rule 144 under the Act and ineligible for public sale for a period of 12 months from the date of issuance. This subscription is one of six subscriptions for six Units or an aggregate of $150,000 if all offered Units are sold. The Units are being offered under and pursuant to Rule 506 of Regulation D (the "Rule") under the Securities Act of 1933, as amended (the "Act") for a period of 30 days, subject to a single extension of 5 days. This offering is being conducted solely to "Accredited Investors" as that term is defined in Rule 501(a) of Regulation D under the Act for the purpose of providing PetPlanet.com, Inc., a non-affiliated California corporation ("PPI") with the funds to accelerate the implementation of its business plan, a copy of which is annexed hereto as Exhibit 5. The implementation of the PPI business plan is the rational behind the Company's proposed business combination with PPI wherein the Company will acquire all of the issued and outstanding shares of PPI's common stock, $.01 par value per share, solely in exchange for the issuance of an aggregate of 7,325,000 Shares of the Company (the "Reorganization").

In furtherance of the reorganization, and on February 10, 1999, the Company entered into the LOI PPI. The LOI provides that the Company and PPI will enter into a written Agreement and Plan of Reorganization (the "Reorganization Agreement") by March 1, 1999. After the Reorganization, the PPI stockholders will own approximately 76.5% of the 9,575,000 shares of the Company that will then be issued and outstanding. At the closing of the Reorganization, each executive officer and director of The Company will resign, and be replaced by directors nominated by PPI's stockholders.

         2. TERMS OF THE OFFERING. The Units are being offered by the Company on a best-efforts-four-Unit-or-none basis. In the event that a minimum of four Units are not sold and paid for within 35 days from the date of this Memorandum, or the Offering is abandoned, all funds received from subscribers will be returned without interest thereon or deduction therefrom. Pending the sale of a minimum of four Units, all checks representing an investment in the Units will held by the Company and not deposited in any checking or other account. In the event the four Units are not sold within 35 days from February 19, 1999, all checks representing an investment in the Units will be promptly returned to Subscribers without interest thereon or deduction therefrom. In the event a minimum of four Units are sold within 35 days from the date of this Memorandum, the Company may continue to sell the remaining Units until the expiration of the aforesaid 35 day Offering period.

The Units are being offered by the officers and directors of the Company without compensation. The Units may also be offered on a best-efforts basis by registered broker dealers that are members of the National Association of Securities Dealers, Inc. ("Selling Agents"). In the event that the services of Selling Agents are used, the Company will enter into a written Selected Dealer Agreement with such Selling Agent and thereafter pay a 10% commission on all such sales, and non-accountable selling expenses up to 3%.

The Execution of this Agreement shall constitute an offer by the Subscriber to subscribe to the Units in the amount and on the terms specified herein. The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer. If the Subscriber's offer is accepted, the Company will execute a copy of this Agreement and return it to Subscriber together with a duly executed Note in the form annexed hereto as Exhibit 8. Upon execution of this Agreement, the Company will instruct its transfer agent to cause the original issuance of certificates representing the Shares and the delivery thereof to the Subscriber at such address as she shall designate.

         3. SUBSCRIPTION PAYMENT. Subscription to each Unit requires a minimum total cash investment of $25,000. The subscription price will be payable in cash in full on subscription.

         4. THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants as follows:

                  (a) At the Closing, the Company will be a corporation duly formed and in good standing under the laws of the State of Delaware with full power and authority to conduct its business as presently contemplated;

                  (b) The Company has the corporate power to execute, deliver and perform this Agreement, the LOI in the time and manner contemplated; and

                  (c) The Shares issuable to Subscribers have been reserved for issuance and when issued, will be duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof.

         5.  SUBSCRIBER'S   REPRESENTATIONS,   WARRANTIES  AND  COVENANTS.   The
Subscriber hereby represents, warrants and covenants as follows:

                  (a) The Subscriber is an entity, and is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Act. This representation is based on the fact that the Subscriber is an accredited individual who, together with the Subscriber's spouse, have a net worth of at least $1,000,000 OR the Subscriber, individually, has had net income of not less than

$200,000 during the last two years, and reasonably anticipates that the Subscriber will have an income of at least $200,000 during the present year and the next year;

                  (b) If the Subscriber is a corporation, partnership, trust or any unincorporated association: (i) the person executing this Subscription Agreement does so with full right, power and authority to make this investment;
(ii) that such entity was not formed for the specific purpose of making an investment in the Company; and (iii) that all further representations and warranties made herein are true and correct with respect to such corporation, partnership, trust and unincorporated association;

                  (c) The address set forth below is the Subscriber's true and correct residence, and the Subscriber has no present intention of becoming a resident of any state or jurisdiction;

                  (d) The Subscriber has received and read or reviewed, is familiar with and fully understands the due diligence material furnished by the Company, annexed to this Agreement and comprising, inter alia: (i) a draft copy of the Company's Form 10-KSB Annual Report for the eight fiscal years ended October 31, 1998; (ii) audited financial statements for the five fiscal years ended October 31, 1995; (iii) draft audited financial statements for the six fiscal years ended October 31, 1996; (iv) the LOI; and (v) a copy of PPI's Business Plan including three year cash flow projections and assumptions. The Subscriber also fully understands this Agreement and the risks associated with this offering, the Company's complete lack of operating history since 1990, and confirms that all documents, records and books pertaining to the Subscriber's investment in the Units and requested by the Subscriber have been made available or delivered to the Subscriber by the Company;

                  (e) The  Subscriber  hereby   specifically   acknowledges  and
accepts that the Subscriber is fully aware of the following HIGH RISK FACTORS:

                           (i)   The Company is a  "shell  corporation"  with no
operations since 1990;

                           (ii)  The  Company  is  presently  delinquent  in its
reporting obligations under the 34 Act and has been so delinquent since 1991;

                           (iii) Unless the Company becomes current under the 34
Act, the Subscriber will not be able to take advantage of Rule 144 under the Act, as a means of selling the Shares;

                           (iv)  Even if the Company is  successful  in becoming
current in its reporting obligations under the 34 Act, the Subscriber will be unable to take advantage of Rule 144 under the Act, as a means of selling the Shares until and unless the Subscriber has held the Shares for 12 months;

                           (v)   There is  currently  no market for the  Shares.
Although the Company intends to initiate a trading market in the Shares of the Company's common stock following the closing of the Reorganization, there can be absolutely no assurance thereof;

                           (vi)  There can be no assurance  whatsoever  that the
Company will be successful in consummating the Reorganization with PPI or that even if the Reorganization is completed, that PPI will be successful in implementing its proposed Internet based business plan;

                           (vii)  Even if the Reorganization is completed, there
can be no assurance that PPI, a development stage company without income from operations, will be successful in implementing its proposed Internet business plan without the need for additional capital to satisfy its projected working capital needs through the next 12 months. The failure of PPI to raise the requisite capital may have a material adverse effect upon the value of the Shares and its ability to remain in business.

                           (viii) As of the  closing of the  Reorganization  and
the Company's acquisition of PPI, the Company will succeed to the business of PPI. PPI must be considered as a start up company. A purchaser of the Shares should be aware of the difficulties, delays and expenses normally encountered by a start up operation. Furthermore, there can be no assurance that PPI's proposed Internet business plans as described in the exhibits annexed hereto will either materialize or prove successful. Accordingly, there can be no assurance that PPI will ever operate profitably.

                           (ix)   For all of the  reasons set forth  above,  the
Subscriber should be prepared to lose his entire investment in the Units.

                  (f) The Subscriber has had an opportunity to ask questions of and receive answers from the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and confirms that all documents, records and books pertaining to the investment in the Units and requested by the Subscriber has been made available or delivered to the Subscriber;

                  (g) The Subscriber will be acquiring the Shares solely for the Subscriber's own account, for investment and are not with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement;

                  (h) The funds tendered to the Company in payment of the Units subscribed for hereby belong to the Subscriber, and no other individual or entity has any interest in such funds. Furthermore, and regardless of the nature of such funds (i.e., whether in cash, personal, cashiers, bank or certified check) the same represent legal income of the Subscriber;

                  (i) The Subscriber understands that the Shares must be held for a minimum of 12 months prior to any public sale thereof;

                  (j) The Subscriber understands that the Company is under no obligation to register the Shares under the Act or to comply with the requirements for any exemption which might otherwise be available, or to supply the Subscriber with any information necessary to enable the Subscriber to make routine sales of the Shares under Rule 144 or any other rule of the Rules and Regulations of the Securities and Exchange Commission adopted under the Act;

                  (k) The Subscriber's compliance with the terms and conditions of this Agreement will not conflict with any instrument or agreement pertaining to the Shares or the Units or the transactions contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Subscriber is a party or the Shares or the Shares is the subject;

                  (l) The Subscriber will seek his own legal and tax advice concerning tax implications attendant upon the purchase of the Units and understands and accepts that the Company is relying upon this representation insofar as disclosure of tax matters is concerned;

                  (m) The Subscriber hereby acknowledges and represents that the Subscriber is aware of the following:

                           (i)  The  Units  are  speculative  investments  which
involve a high degree of risk; and

                           (ii) The   closing   of   the    Reorganization    is
specifically conditioned upon the Company satisfying all of the conditions precedent set forth in the LOI including the preparation of audited financial statement, the filing of all delinquent 34 Act filings, and the sale of all of the 250,000 privately offered shares at $4.00 per share by April 1, 1999. There can be no assurance that the Company will be able to satisfy the conditions precedent by April 1, 1999.

         The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the subscription to the Company and shall survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate, the Subscriber shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

         6. RESPONSIBILITY. The Company or its officers and directors shall not be liable, responsible or accountable in damages or otherwise to Subscriber for any act or omission performed or omitted by them in good faith and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Agreement and in the best interests of the Company provided they were not guilty of gross negligence, willful or wanton misconduct, fraud, bad faith or any other breach of fiduciary duty with respect to such acts or omissions.

         7. MISCELLANEOUS.

                  (a) This Agreement shall be deemed to have been made in and shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or residence of any party. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Agreement, the Company and the Subscriber hereby agree and consent to the jurisdiction and venue of the Superior Court of the State of New Jersey, Morris County and/or the United States District Court for the District of New Jersey; and further agree and consent that personal service or process in any such action or proceeding outside of the State of New Jersey and Morris County shall be tantamount to service in person within the State of New Jersey and Morris

County and shall confer personal jurisdiction and venue upon either of the said courts.

                  (b) The Company and the Subscriber  hereby  covenant that this
Agreement  is  intended  to  and  does  contain  and  embody  herein  all of the understandings and Agreements, both written or oral, of the Company and the Subscriber with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

                  (c) The  headings  of  this   Agreement  are  for   convenient
reference only and they shall not limit or otherwise affect the interpretation or effect of any terms or provisions hereof.

                  (d) This Agreement shall not be changed or terminated orally except as set forth herein. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and assigns of the Company and the heirs, executors, administrators and assigns of the Subscriber.

                  (e) In addition to the investment representations made by the Subscriber in Paragraph 5 of this Agreement, the Subscriber hereby agrees that simultaneously with the execution of this Agreement, he will execute and deliver to the Company the form of Investment Letter attached hereto. The Subscriber hereby consents to the issuance by the Company of a stop transfer order against any and all certificates representing the Shares on the books and records of the Company and/or its transfer agent.

                  (f) A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of either the Company or the Subscriber to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or of any other nature or kind.

         8. BLUE SKY STATEMENTS.

                  (a) FOR NEW YORK RESIDENTS ONLY. The Subscriber agrees that this Unit (or Units) is being purchased for my own account for investment, and not for distribution or resale to others. The Subscriber represents that the Subscriber has adequate means of providing for the Subscriber's current needs and possible personal contingencies, and that the Subscriber has no need for liquidity of this investment.

         It is understood that all documents, records and books pertaining to this investment have been made available for inspection by the Subscriber and/or any representative thereof, and that the books and records of the Company will be available upon reasonable notice, for inspection by Subscriber during reasonable business hours at the Company's principal place of business. The Attorney General of the State of New York does not pass upon or endorse the merits of this or any private offering. Any representation to the contrary is unlawful.

                  (b) FOR NEW JERSEY RESIDENTS ONLY. The Subscriber hereby acknowledges to the New Jersey Bureau of Securities (the "Bureau") that the Subscriber intends to purchase the Units in the Company on or before the Termination Date. The Subscriber further acknowledges that the Subscriber is aware that the Units are not registered with the Bureau and that the Bureau has not passed upon or endorsed the merits of this offering.

         The Subscriber warrants to the Bureau that the Subscriber shall not promote, offer for sale, sell or otherwise transfer the securities at any time unless they are registered with or expressly exempt from registration by the Bureau.

         THE SUBSCRIBER HEREBY REPRESENTS, WARRANTS, AGREES AND ACKNOWLEDGES THAT THE SUBSCRIBER HAS RECEIVED, READ, UNDERSTOOD AND IS FAMILIAR WITH THE RISKS ASSOCIATED WITH THE SUBSCRIBER'S INVESTMENT IN THE COMPANY AS SET FORTH IN THIS AGREEMENT AND THE OFFERING PURSUANT TO WHICH THIS SUBSCRIPTION IS BEING MADE. THE SUBSCRIBER FURTHER ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE TO IT, OR TO ITS ADVISORS, BY THE COMPANY, OR BY ANY PERSON ACTING ON BEHALF OF THE COMPANY, WITH RESPECT TO THE UNITS, THE PROPOSED BUSINESS OF THE COMPANY, THE DEDUCTIBILITY OF ANY ITEM FOR TAX PURPOSES, AND/OR THE ECONOMIC, TAX, OR ANY OTHER ASPECTS OR CONSEQUENCES OF A PURCHASE OF A UNIT AND/OR ANY INVESTMENT IN THE COMPANY, AND THAT IT HAS NOT RELIED UPON ANY INFORMATION CONCERNING THE OFFERING, WRITTEN OR ORAL, OTHER THAN THAT CONTAINED IN THIS AGREEMENT.

         9. APPLICATION FOR INDIVIDUAL SUBSCRIBERS. The Subscriber hereby offers to purchase and subscribe to three Units and encloses payment of $25,000 per Unit or an aggregate investment of $75,000.

                                     -----------------------------

AGREED TO AND ACCEPTED:
As of February   , 1999


TECHSCIENCE INDUSTRIES, INC.


BY: /s/ JAMES T. WOLL
   -------------------------------
    James T. Woll, President

                                INVESTMENT LETTER


Board of Directors
Techscience Industries, Inc
3 Rockaway Place
Parsippany, New Jersey 07054

Gentlemen:

         In connection with the purchase by the undersigned as of February ,1999 for one or more of the Units being offered by Techscience Industries, Inc., a Delaware corporation (the "Company") and delivery to the undersigned of shares of the Company's common stock,$.01 par value per share(the "Shares"), the undersigned for himself/itself, and his/its heirs, representatives, executors, administrators, successors and assigns, represents, warrants and agrees with the Company as follows with respect to the Shares:

         1. The undersigned will be acquiring the Shares comprising the Shares for investment and not with a view to the distribution thereof and is familiar with the meaning of such representation and covenants and understands the restrictions which are imposed thereby. More specifically, but without limitation, the undersigned understands that in the view of the Securities and Exchange Commission, one who acquires securities for investment is not exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), if he merely acquires such securities for resale upon the occurrence or non-occurrence of some predetermined event or for holding for a fixed or determinable period in the future.

         2. The undersigned will be acquiring the Shares comprising the Shares solely for the undersigned's own account and no other person or entity has any direct or indirect beneficial ownership or interest therein.

         3. The Undersigned hereby represents and warrants that he has a net worth substantially in excess of the cost of the Shares to the undersigned and in the event the undersigned shall incur a loss in the Shares, it would not materially affect the undersigned's financial condition.

         4. The   undersigned   has  been   advised  that  in  reliance  on  the
representations, warranties and agreements herein made by the undersigned, the issuance, and delivery of the Shares comprising the Shares to the undersigned will not be registered under the Act on the ground that the issuance thereof is exempt from registration by virtue of Sections 4(2) and/or 3(b) thereof.

         5. The undersigned represents to the Company that the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating and understanding the merits and risks attendant upon the investment in the Company represented by the acquisition of the Shares.

         6. The undersigned represents and warrants to the Company that the investment in the Company represented by the purchase of the Shares came about as a result of direct communications between the Company and the undersigned, and did not result from any form of general advertising or general solicitation including but not limited to, advertisements or other communications in newspapers, magazines, or other media; broadcasts on radio or television, seminars or promotional meetings or any letter, circular or other written communication.

         7. The undersigned will hold the Shares comprising the Shares for 12 months before any sale thereof under Rule 144.


                                        Very truly yours,


                                        ---------------------------------------


                                        ---------------------------------------

                                   EXHIBIT "B"

                               10% PROMISSORY NOTE

February 19, 1999                                                     $75,000

         FOR VALUE RECEIVED, Techscience Industries, Inc., a Delaware corporation with principal offices at 3 Rockaway Place, Parsippany, New Jersey 07054 (hereinafter referred to as the "Maker") promises to pay to the order of James T. Patten with offices at Post Office Box 682, Bernardsville, New Jersey 07924 (hereinafter referred to as the "Holder") in lawful money of the United States of America, the principal sum of Seventy Five Thousand and 00/100 ($75,000) Dollars with interest at a rate of ten (10%) percent per annum.

         1. PAYMENTS.

                  (a) INTEREST. An interest payment of Two Hundred Ten and 00/100 ($210) Dollars shall be payable on the 30th business day following the date of this Note (the "Due Date"). In the event that the required interest payment shall not be paid when due, and shall remain unpaid for a period of five business (5) days or more, then a late charge of two (2%) percent shall be due and owing for each month or any portion thereof that such payment shall remain unpaid.

                  (b) PRINCIPAL. Payment of the full principal amount due under this Note shall be made on the Due Date. In the event that the principal shall not be paid on the Due Date, and shall remain unpaid for a period of five business (5) days or more, then a late charge of two (2%) percent shall be due and owing for each month or any portion thereof that such payment shall remain unpaid.

         2. EVENTS OF DEFAULT. The Maker shall be in default hereunder if: (a) The Maker shall fail to pay interest on this Note when due and the failure shall continue for a period of 30 days after notice of such default has been received from the Holder; or; (b) default in the performance of any obligation to the Holder hereof.

         3. WAIVER OF PRESENTMENT, ETC. The Maker of this Note hereby waives presentment for payment, demand, notice of non-payment and dishonor, protest and notice of protest; and waives trial by jury in any action or proceeding arising on, out of, under or by reason of this Note.

         The rights and remedies of the Holder hereof under this Note shall be deemed cumulative, and the exercise of any right or remedy shall not be regarded as barring any other remedy or remedies. The institution of any action to recovery any portion of the indebtedness evidenced by this Note shall not be deemed a waiver of any other right of the Holder hereof.

         4. STATUS OF REGISTERED HOLDER. The Maker may treat the registered holder of this Note as the absolute owner of this Note for the purpose of making payments of interest and for all other purposes and shall not be affected by any notice to the contrary.

         5. NOTICES. Any notice required or contemplated by this Note shall be deemed sufficiently given if sent by registered or certified mail or via overnight courier to the Maker at its principal office or to the Holder at the Holder's address shown on the books of the Maker or at such other address as the Holder may delegate in a notice for that purpose and shall be deemed to have been sent on the date of mailing or the airbill.

         6. HEADINGS. The headings in this Note are solely for convenience of reference and shall not affect its interpretation.

         7.  ASSIGNMENTS.  This  Note is  binding  upon and  shall  inure to the benefit of the parties hereto and their respective heirs, executors, administrators, representatives and/or successors and assigns. Notwithstanding the foregoing, neither the Maker nor the Holder shall assign or transfer any rights or obligations hereunder, except that the Maker may assign or transfer this Note to a successor corporation in the event of a merger, consolidation or transfer or sale of all or substantially all of the assets of the Maker, provided that no such further assignment shall relieve the Maker from liability for the obligations assumed by it hereunder.

         8. LAWS OF THE STATE OF NEW JERSEY. This Note shall be deemed to be made, executed and delivered in, governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or residence of any Holder. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Agreement, the Maker and the Holder hereby agree and consent to the jurisdiction and venue of the Superior Court of the State of New Jersey, Morris County and/or the United States District Court for the District of New Jersey; and further agree and consent that personal service or process in any such action or proceeding outside of the State of New Jersey and Morris County shall be tantamount to service in person within the State of New Jersey and Morris County and shall confer personal jurisdiction and venue upon either of the said courts.

         9.  ENTIRE  DOCUMENT.  Each of the parties  hereby  covenants that this
Note is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the parties hereto with respect to the subject matter of this Note, and that there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of the Note shall be in any way invalidated, impaired or affected. There are no provisions affecting or interpreting this Note other than those set forth herein.

         The acceptance of any installments or payments by the Holder hereof after the due date herein, or the waiver of any other or subsequent breach or default may prevent the Holder hereof from immediately pursuing any or all of his remedies.

                                        Techscience Industries, Inc.


                                        BY: /s/ JAMES T. WOLL
                                           -------------------------------------
                                            James T. Woll, President


ACCEPTED:

/s/ JAMES T. PATTEN
--------------------------------
James T. Patten

                                   EXHIBIT "B"

                               10% PROMISSORY NOTE

February 19, 1999                                                    $75,000

         FOR VALUE RECEIVED, Techscience Industries, Inc., a Delaware corporation with principal offices at 3 Rockaway Place, Parsippany, New Jersey 07054 (hereinafter referred to as the "Maker") promises to pay to the order of
R. Scott Caputo with offices at Post Office Box 335, Bridgewater, New Jersey 07921 (hereinafter referred to as the "Holder") in lawful money of the United States of America, the principal sum of Seventy Five Thousand and 00/100 ($75,000) Dollars with interest at a rate of ten (10%) percent per annum.

         1. PAYMENTS.

                  (a) INTEREST. An interest payment of Two Hundred Ten and 00/100 ($210) Dollars shall be payable on the 30th business day following the date of this Note (the "Due Date"). In the event that the required interest payment shall not be paid when due, and shall remain unpaid for a period of five business (5) days or more, then a late charge of two (2%) percent shall be due and owing for each month or any portion thereof that such payment shall remain unpaid.

                  (b) PRINCIPAL. Payment of the full principal amount due under this Note shall be made on the Due Date. In the event that the principal shall not be paid on the Due Date, and shall remain unpaid for a period of five business (5) days or more, then a late charge of two (2%) percent shall be due and owing for each month or any portion thereof that such payment shall remain unpaid.

         2. EVENTS OF DEFAULT. The Maker shall be in default hereunder if: (a) The Maker shall fail to pay interest on this Note when due and the failure shall continue for a period of 30 days after notice of such default has been received from the Holder; or; (b) default in the performance of any obligation to the Holder hereof.

         3. WAIVER OF PRESENTMENT, ETC. The Maker of this Note hereby waives presentment for payment, demand, notice of non-payment and dishonor, protest and notice of protest; and waives trial by jury in any action or proceeding arising on, out of, under or by reason of this Note.

         The rights and remedies of the Holder hereof under this Note shall be deemed cumulative, and the exercise of any right or remedy shall not be regarded as barring any other remedy or remedies. The institution of any action to recovery any portion of the indebtedness evidenced by this Note shall not be deemed a waiver of any other right of the Holder hereof.

         4. STATUS OF REGISTERED HOLDER. The Maker may treat the registered holder of this Note as the absolute owner of this Note for the purpose of making payments of interest and for all other purposes and shall not be affected by any notice to the contrary.

         5. NOTICES. Any notice required or contemplated by this Note shall be deemed sufficiently given if sent by registered or certified mail or via overnight courier to the Maker at its principal office or to the Holder at the Holder's address shown on the books of the Maker or at such other address as the Holder may delegate in a notice for that purpose and shall be deemed to have been sent on the date of mailing or the airbill.

         6. HEADINGS. The headings in this Note are solely for convenience of reference and shall not affect its interpretation.

         7.  ASSIGNMENTS.  This  Note is  binding  upon and  shall  inure to the benefit of the parties hereto and their respective heirs, executors, administrators, representatives and/or successors and assigns. Notwithstanding the foregoing, neither the Maker nor the Holder shall assign or transfer any rights or obligations hereunder, except that the Maker may assign or transfer this Note to a successor corporation in the event of a merger, consolidation or transfer or sale of all or substantially all of the assets of the Maker, provided that no such further assignment shall relieve the Maker from liability for the obligations assumed by it hereunder.

         8. LAWS OF THE STATE OF NEW JERSEY. This Note shall be deemed to be made, executed and delivered in, governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or residence of any Holder. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Agreement, the Maker and the Holder hereby agree and consent to the jurisdiction and venue of the Superior Court of the State of New Jersey, Morris County and/or the United States District Court for the District of New Jersey; and further agree and consent that personal service or process in any such action or proceeding outside of the State of New Jersey and Morris County shall be tantamount to service in person within the State of New Jersey and Morris County and shall confer personal jurisdiction and venue upon either of the said courts.

         9.  ENTIRE  DOCUMENT.  Each of the parties  hereby  covenants that this
Note is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the parties hereto with respect to the subject matter of this Note, and that there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of the Note shall be in any way invalidated, impaired or affected. There are no provisions affecting or interpreting this Note other than those set forth herein.

         The acceptance of any installments or payments by the Holder hereof after the due date herein, or the waiver of any other or subsequent breach or default may prevent the Holder hereof from immediately pursuing any or all of his remedies.


                                        Techscience Industries, Inc.


                                        BY: /s/ JAMES T. WOLL
                                           ------------------------------------
                                                James T. Woll, President

ACCEPTED:

/s/ R. SCOTT CAPUTO
--------------------------------
R. Scott Caputo